UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	April 14, 2008

CAMERON INTERNATIONAL CORPORATION
______________________________________________
(Exact Name of Registrant as Specified in its Charter)

Delaware ____________________________ (State or other jurisdiction of incorporation)	1-13884 _______________________ (Commission File Number)	76-0451843 ___________________________ (I.R.S. Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas ________________________________________	77027 ___________________
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 513-3300

Not Applicable
_______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4 (c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 14, 2008, Cameron International Corporation (the “Company”) and certain of our subsidiaries, Cameron Limited, Cameron  GmbH, Cameron (Singapore) Pte. Ltd., Cameron Canada Corporation, and Cameron (Luxembourg) SARL, entered into a $585 million revolving credit facility (the “Credit Agreement”) which is attached as an exhibit hereto and incorporated herein by reference.  The banks and other financial institutions that are parties to the Credit Agreement are identified in the exhibit attached hereto.

The Credit Agreement has a term of five years, expiring April 14, 2013, and replaces the Company’s previous $350 million revolving credit agreement, which was scheduled to expire on October 12, 2010.  The Company’s previous revolving credit agreement was filed as Exhibit 10.1 to its Current Report on Form 8-K, dated October 12, 2005.  The Credit Agreement will provide the Company sufficient liquidity to finance working capital, acquisitions and general corporate purposes.

The Credit Agreement is included as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 1.02.                      Termination of a Material Definitive Agreement.

The Company’s $350 million revolving credit agreement, filed as Exhibit 10.1 to its Current Report on Form 8-K, dated October 12, 2005, was terminated as of April 14, 2008.

Item 9.01                      Financial Statements and Exhibits.

(d)  Exhibits:

The following is being furnished as an exhibit to this report:

Exhibit Number	Exhibit Title or Description
Exhibit 10.1
Credit Agreement dated as of April 14, 2008, among Cameron International Corporation, Cameron Limited, Cameron GmbH, Cameron (Singapore) Pte. Ltd. Cameron Canada Corporation, Cameron (Luxembourg) SARL, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Securities Inc., as Lead Arranger and Sole Book Runner, and The Royal Bank of Scotland PLC, The Bank of Tokyo-Mitsubishi UFJ, Ltd., DnB NOR Bank ASA, and Export Development Canada, as Syndication Agents.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMERON INTERNATIONAL CORPORATION
By: /s/ William C. Lemmer
William C. Lemmer
Senior Vice President, General Counsel & Secretary

Date:           April 15, 2008

Cameron International Corporation
Current report on Form 8-K
Dated April 14, 2008

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
Exhibit 10.1
Credit Agreement dated as of April 14, 2008, among Cameron International Corporation, Cameron Limited, Cameron GmbH, Cameron (Singapore) Pte. Ltd. Cameron Canada Corporation, Cameron (Luxembourg) SARL, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Securities Inc., as Lead Arranger and Sole Book Runner, and The Royal Bank of Scotland PLC, The Bank of Tokyo-Mitsubishi UFJ, Ltd., DnB NOR Bank ASA, and Export Development Canada, as Syndication Agents.